UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 12, 2006
                                                           -------------

                                    NIC INC.
                                    --------
             (Exact name of registrant as specified in its charter)


         Colorado                   000-26621                  52-2077581
         --------                   ---------                  ----------
(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation               File Number)            Identification No.)
     or organization)

                           10540 South Ridgeview Road
                              Olathe, Kansas 66061
                              --------------------
          (Address of principal executive offices, including zip code)


                                 (877) 234-3468
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 7.01      REGULATION FD DISCLOSURE

On July 12, 2006, NIC Inc. issued a press release announcing that the state of Indiana has signed a new long-term contract with Indiana Interactive, a subsidiary of NIC Inc., to develop and maintain its official eGovernment portal (www.IN.gov). The contract includes an initial four-year term and renewal options that run through June 2014. A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99 - Press release issued by NIC Inc. dated July 12, 2006, announcing that the state of Indiana has signed a new long-term contract with Indiana Interactive, a subsidiary of NIC Inc., to develop and maintain its official eGovernment portal (www.IN.gov).


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       NIC Inc.

Date: July 12, 2006                    /s/ Stephen M. Kovzan
                                       ---------------------
                                       Stephen M. Kovzan
                                       Vice President, Financial Operations
                                       Chief Accounting Officer


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